City by Citi November 18, 2021  Opening Doors to a Smarter World

Forward Looking Statements This presentation may contain forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements address our expected future business and financial performance, and may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan,“ "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on management’s current beliefs, expectations assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company's strategic acquisitions, changes in the market for our products and services, expected financial results, product portfolio enhancements, expansion plans and opportunities and expectations regarding key operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward‑looking statements include, among other things: (1) execute our business strategy within the smart home technology industry; (2) our ability to expand our products and solutions to meet the demands of the market; (3) our ability to meet legal obligations, including laws and regulations related to security and privacy; (4) our ability to prevent unauthorized or inadvertent access to our information technology systems and customer or resident data; (5) the competitiveness of our market and pricing levels of our competitors; (6) our ability to hire, retain, manage and motivate employees, including key personnel; (7) the ability of our suppliers to produce or obtain quality products and services on a timely basis or in sufficient quantity; (8) interruptions to, or other problems with, our website and interactive user interface, information technology systems, manufacturing processes or other operations; (9) our ability to successfully identify, acquire, and integrate quality acquisition targets; (10) legal proceedings, recall claims, and governmental inquiries; (11) our ability to acquire and protect our intellectual property and acquire or make investments in other businesses, patents, technologies, products or services to grow the business; (12) comply with laws and regulations applicable to our business updates, including developments in state and local regulations; (13) our ability to fuel growth and accelerate the adoption of our products and services; (14) our ability to develop, design, and sell services that are differentiated from those of competitors; (15) our ability to manage risks associated with product liability, warranty, personal injury, property damage and recall matters; and (16) successful deployment of the proceeds from the business combination. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. The forward-looking statements herein speak only as of the date of this presentation, and we disclaim any obligation to update forward-looking statements, unless required by applicable law. This presentation should be reviewed in conjunction with the information included in our reports and other filings with the SEC. Understanding the information contained in these filings is important to fully understanding our reported results and business outlook for future periods. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size, growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Financial Information; non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and certain items do not conform with United States generally accepted accounting principles (“GAAP”), and therefore may be considered non-GAAP measures. Our management uses these measures to evaluate financial and operating performance. Participants in this presentation should evaluate these measures in light of audited and unaudited GAAP financial statements filed by us with the SEC or that will be presented in our future disclosures. See the Reconciliation of Non-GAAP Metrics section included in this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

Key Investment Highlights

Company overview

1.4M+
Total Devices Installed

270K+
Total Units Deployed

3,000+
Communities/Properties on SmartRent Platform

500K+
Total Users

199
Total Customers

4.1M
Unit Opportunity from Existing Customers

Founded in 2017, SmartRent is a leader in enterprise smart home technology. The open architecture SmartRent solution is designed to provide property managers with seamless visibility and control over all their assets while delivering cost savings and additional revenue opportunities through all-in-one home control offerings for residents.

Source: Company data as of 9/30/2021

4

We are an enterprise software company, providing fully-integrated solutions to the real estate industry We are hardware agnostic and deeply integrated into most Property Management Systems 5

Pillars of Success Open and Flexible Architecture Hands-On Sales, Installation & Support Focus on Innovation 6

Source: Company data as of 9/30/2021 Field Operations Broad National footprint designed to serve our customers in their local markets 7

Community Wifi Building Access Control Pool Access East Building A Access Unit A101 Expires: 08/14/20 2:15pm Hold Phone by Lock Your Passes Profile Activity Passes Front Door Locked Tap to unlock Product Ecosystem Self-Guided Tours Video Intercom Hello, Jane Your Self-Guided Tour is Ready! 2 BED 2 BATH 2 FLOOR 1,200 SQFT 1234 E. Main St. 323 458 Your Access Code CHECK OUT Recently Launched 8 Proven land-and-expand model that we believe will continue to fuel growth. Every product can be an entry point with switching costs exponentially increasing over time. As we expand, privacy remains a key focus.

9 Environmental, Social and Governance SmartRent enhances its customer ESG initiatives

SmartRent’s Product Suite Enhances Sustainability Initiatives for Owners and Quality of Life for Residents 10 Our environmental consciousness not only allows us to improve communities and positively impact the environment, but also to manage risks for our customers while increasing our recurring revenue stream

Platform Has Proven Results In Helping Client’s Sustainability Goals While Meaningfully Reducing Costs 11 Power plants that run only during peak demand for electricity. Company estimate based on 1M installed and committed units, assuming 2kwh per apartment / home saved per day during half a year; assumes 43M rental units in the U.S. for total reduction figure. Based on Company estimates. Company estimate based on 1M installed and committed units, assuming for each 20,000 units or homes, a peaker plant can be avoided, resulting in a 5% decrease in peaker plants based on 1,000 peaker plants in the U.S. Company estimate based on data provided by the U.S. Energy Information Administration, for 2019.

SmartRent Delivers Undeniable Value To Owners / Operators

20-30%

Operating Expenses

Savings on utilities

- Maximize resident engagement
- Fully integrated ecosystem
- Improved building quality
- Increased asset values

70-90%

Asset Protection

Decrease in water damage expense

- Help owners / operators meet decarbonization goals
- 2,800+ water leaks detected
- Reduced insurance costs
- 366K+ MWH electricity saved





50%

Return on investment[1]

3-year payback period[1]





Revenue Generation

$25-100/month

Rent increase / unit

- Higher rent
- Increased resident retention
- Accelerated leasing velocity
- Ancillary monetization opportunities

20-50%

Decrease in leasing costs

- Re-leasing costs
- Resident onboarding / Opportunity costs
- Customer servicing costs
- Property Management Systems redundancies

Cost Reduction

1. Company estimate based on customer feedback relating to SmartRent platform performance through 9/30/2021

12

Near-Term Product Roadmap Ongoing investment in technology for continued leadership 13

Growth Opportunity Large Total Addressable Market Highly Visible Organic Growth Expanding Presence Among Smaller Institutional Owners Capital Allocation 14

Large Addressable Market Opportunity

We are initially targeting three large end-markets



28M

Institutionally owned multifamily US Units



15M

Single Family US Rental Residences



6M

Homebuilders / iBuyers annual U.S. homes sold[3]


~$200B
Global Expansion
~$80B
New Products / Other Asset Classes 1
~$30B
Existing Residential Stock 2
~$.03B
Annual New Developments

Source: NAREIT, John Burns Real Estate Consulting, Statista, company assumptions

1. Assumes 43M multifamily and single family units, 15M of other rental units, commercial real estate opportunity.
2. Assumes 43M multifamily and single family units and ~$700M annual revenue opportunity.
3. 5.3M existing homes sold in 2019 and 682K newly constructed homes sold in 2019 based on U.S. Census Bureau.

15

The Industry Leaders Have Chosen SmartRent…

15 of the top 20 multifamily owners are SmartRent clients


~3%
of addressable multifamily market represented by top 20 owners / operators

1.3M
Units owned

43M
Units in the U.S.[1]

Recognized thought leaders for the rest of the residential industry

2021 Rank	Company Name	Units Owned (K)	SmartRent Client	SmartRent Investor
Multifamily				
1	MAA	100	✓	★
2	Morgan Properties	91	✓	
3	Starwood Capital Group	89	✓	★
4	AvalonBay Communities	80	✓	
5	Equity Residential	79	✓	★
6	Greystar Real Estate Partners	75	✓	★
7	Related Companies	73		★
8	Edward Rose Building Enterprise	67	✓	★
9	Monarch Investment & Management Group	63	✓	
10	The Irvine Company	62		
11	Cortland	62	✓	★
12	Essex Property Trust	60	✓	★
13	Nuveen Real Estate	60	✓	★
14	Hunt Companies	58	✓	★
15	Weidner Apartment Homes	57		
16	Camden Property Trust	57		
17	Lincoln Property Company	53	✓	★
18	The Michaels Organization	53		
19	UDR	52	✓	★
20	BH Equities	51	✓	★

…and more of the real estate industry is expected to follow

Bridge Property Management | Hines | LivCor | AION | Trailbreak Partners

Source: NMHC, company filings, as of 3/31/2021
1. Assumes 28M rental apartment units and 15M single family rental residences in the U.S.

16

Units Installed Expanding Market Share In The “Long-Tail” Source: Company customer count and customer units under management Consultative sales team successful in signing smaller, private institutional rental owners 19 new Customers, 251K controlled units 21 new Customers, 539K controlled units 17 new Customers, 600K controlled units 199 Customers, 4.1M controlled units Q1 Q2 Q3 Overall Average 21,000 unit portfolio 17

Organic Revenue Growth From Existing Customers Is Substantial 18 Note: Preliminary estimates 1. Total number of units deployed to date as of 9/30/2021 2. We define Committed Units as both (i) units that are subject to binding purchase orders from customers and (ii) units that existing customers who are parties to a SmartRent master services agreement have informed us (on a non-binding basis) that they intend to order in the future for deployment within two years of the measurement date. 3. Remaining units for existing customers, excluding deployed units and committed units 4. Cancellations comprised of 29 Self-Guided Tour installations – not Core Smart Home product as of 09/30/21 4

Capital Allocation $445M1 available for deployment from Fifth Wall merger Research & Development Commercial real estate expansion International expansion Strategic acquisitions 1. As of 9/30/21, the Company had approximately $473m in cash on its balance sheet Enhance logistics and build inventory Staff to support growth

Visible Revenue Stream 20 1. Cancellations comprised of 29 Self-Guided Tour installations – not Core Smart Home product as of 09/30/21

Customer Acquisition Process and Revenue Streams

Illustrative Sales Cycle and Portfolio Roll Out

Aimco[1]

$13B	33K	7th
Total market capitalization	Apartments in 13 states	Largest Multifamily REIT

"And so when we think of SmartRent, using that as the example, over the last year, we put 30,000 units in, we were out in front of the market and what we've seen is that our residents have a smoother experience, our service team members are cutting less keys, and at the end of the day, it really comes down to residents staying with us longer, team members wanting to have a more rewarding job and it's a holistic look at all of those things combined."

Terry Considine – *CEO*
Q3 2019 Earnings Call

UDR

$20B	51K	5th
Total market capitalization	Apartments in 14 states	Largest Multifamily REIT

"To date, we have completed 1,800 home installation with rent premiums..., although there are clearly significant benefits to our controllable expenses as well. An additional $30 million investment in other technologies for the overall operating platform will also occur over the next three years."

Jerry A. Davis - *President and COO*
Q4 2018 Earnings Call



Close to full portfolio roll-out
93%
82%
100%
80%
60%
40%
20%
0%
Full portfolio rollout December '18
Full portfolio rollout September '18
UDR pilot Jul '18
Aimco pilot May '18
Portfolio roll-out soon to exceed 90%
Aimco[1]
UDR
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Sep '20
Dec '20
Mar '21

Source: Company Data, Public Filings
1. AIR (Apartment Income REIT Corp.) was spun-off from Aimco in December 2020. Metrics represent AIR and Aimco combined.

22

23 SmartRent Revenue Streams Three revenue streams, initiated by Units Booked and Units Deployed, recognized at differing points of time and for varying duration

Product Overview 24

Standard Smart Home Package Honeywell T6 Pro Thermostat Alloy Leak Sensor Alloy Hub Yale YRD256 Lock 25

Network Topology Wireless Wired 26 26

Flexible Options Schlage BLE LoRa/WiFi Leak Detector Salto BLE Honeywell Wifi 27

Upgrades Motion Sensor Contact Sensor Smart Plug Switch/Dimmer Video Doorbells Shades Garage Doors Voice Assistants 28

Fusion Hub 8 inch touchscreen hub Built in thermostat Z-Wave, WiFi, 4G LTE Multi-sensor* Security Panel* Video Intercom* *Features will be made available in future over the air firmware updates 29

Self-Guided Tours 30

Access Control Smart Reader Mobile Access Cloud Bridge 31

Smart Intercom 32

Parking Management 33

Managed WiFi 34

Resident Experience 35

Installation App 36

Community Manager Administration Configurations Device Mgmt Reporting Marketplace 37

Community Manager 38

APPENDIX

Recent Business Highlights

- **Completed merger** with Fifth Wall Acquisition Corp I, a SPAC sponsored by Fifth Wall, the largest venture capital firm focused on the global real estate industry and PropTech
- Announced its **integration with AppFolio Property Manager**, serving over 16,000 customers that collectively control nearly six million rental units
- Recently **launched a white labeled resident app** to accompany SmartRent connected communities
- **Enhanced Alloy Parking functionality** with interactive maps, real-time space occupancy and proactive space enforcement alerts
- Developing team to **address the student housing market**; several active, student housing pilots underway

57
New customers YTD

328
New employees hired YTD, net

116K
Units Deployed YTD[1]

134K
Booked units YTD[1]

Awards

Most innovative Real Estate tech company

HW TECH 100 REAL ESTATE

#1 fastest growing company in Arizona


100 FASTEST GROWING COMPANIES
IN ARIZONA FOR 2021

Source: Company data as of 9/30/2021
1. See slide 43 for definitions

40

41 Delivered triple-digit Q3 revenue growth ($ millions except for units installed and units booked Recent Financial Highlights Source: Company filings 1. We define Bookings as the aggregate dollar value associated with binding orders executed during the stated measurement period. Bookings include the value of all hardware, professional services and SmartHubs and the value of the first year of software services included in the signed master service agreements or binding purchase orders, reflecting all discounts. +111% +112% +134% 0.0% (19.3%) Margin 160%

42 Jonathan Wolter Chief Financial Officer CJ Edmonds Chief Revenue Officer Demetrios Barnes Chief Operating Officer Mitch Karren Chief Product Officer TEAM HIGHLIGHTS COMBINED EXPERIENCE AWARDS Lucas Haldeman Chairman, Chief Executive Officer Heather Auer Senior Vice President, Human Resources Evelyn Infurna Senior Vice President, Investor Relations Source: Company data as of 9/30/2021 Isaiah DeRose-Wilson Chief Technology Officer Seasoned Team With Deep Industry Expertise

Three months ended September 30, Nine months ended September 30, (amounts in thousands) 2021 2020 2021 2020 Net loss $ (26,685) $ (8,697) $ (46,003) $ (26,421) Interest expense, net 57 130 199 510 Provision for income taxes 43 48 130 170 Depreciation and amortization 130 96 303 217 EBITDA (26,455) (8,423) (45,371) (25,524) Stock-based compensation 4,307 440 5,162 1,342 Non-cash warrant expense 248 160 647 342 Loss on extinguishment of debt - - - 164 Loss on change in exchange rates - 311 - 476 Compensation expense in connection with Zipato acquisition - 760 - 3,353 Loss on warranty accrual 5,700 - 5,700 - Other non-operating expense, net 60 (4) 64 10 Adjusted EBITDA $ (16,140) $ (6,756) $ (33,798) $ (19,837) Reconciliation of non-GAAP metrics 43 ($ Millions) Source: Company SEC filings

Definition Of Key Operating Metrics 44 SmartRent regularly monitors a number of operating and financial metrics including the following non-GAAP financial measures which the Company believes are key measures of its growth, to evaluate its operating performance, identify trends affecting its business, formulate business plans, measure its progress and make strategic decisions. The Company’s Key Operating Metrics may not provide accurate predictions of future GAAP financial results. Units Deployed is defined as the aggregate number of the Company’s SmartHubs that have been installed (also including customer self-installations) as of a stated measurement date. The Company uses this operating metric to assess the general health and trajectory of its business growth. New Units Deployed is defined as the aggregate number of SmartHubs that have been installed (also including customer self-installations) during a stated measurement period. The Company uses this operating metric to assess the general health and trajectory of its business growth. Committed Units is defined as the aggregate number of SmartHubs that are subject to binding orders from customers together with units that existing customers who are parties to a SmartRent master services agreement have informed us (on a non-binding basis) that they intend to order in the future for deployment within two years of the measurement date. The Company tracks the number of committed units to assess the general health and trajectory of its business and to assist in its longer-term resource analysis. Units Booked is defined as the aggregate number of SmartHubs associated with binding orders executed during a stated measurement period. The Company utilizes the concept of Units Booked to assist in assessing near-term resource demand and the resulting approximate range of post-delivery revenue that it will earn and record. Units Booked represent binding orders only and accordingly are a subset of Committed Units. Annual Recurring Revenue (“ARR”) is defined as the annualized value of our recurring SaaS revenue earned in the current quarter.